SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549



                               FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 11, 1995

                         FIGGIE INTERNATIONAL INC.
             (Exact name of registrant specified in its charter)


    Delaware               1-8591                  52-1297376
  (State or other     (Commission File          (I.R.S. Employer
  jurisdiction of     Number)                    Identification No.)
  incorporation)


  4420 Sherwin Road, Willoughby, Ohio                    44094
  (Address of principal executive offices)            (Zip Code)


  Registrant's telephone number, including area code: 216/953-2700


                           (not applicable)
      (Former name or former address, if changed since last report)










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  Item 5.   Other Events.

         On September 11, 1995, Figgie International Inc. (the "Registrant") received a copy of Amendment No. 3 to Harry E. Figgie, Jr.'s Schedule 13D as filed with the Securities and Exchange Commission by Harry E. Figgie, Jr., Nancy F. Figgie, Harry E. Figgie III, Mark P. Figgie, Matthew P. Figgie, The Figgie Family Foundation and The Clark-Reliance Corporation, reporting that the persons filing the Amendment have formed a group for the purpose of disposing of their investment in the Registrant.


  Item 7.   Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired

            Not applicable.

         (b)  Pro Forma Financial Information

            Not applicable.

         (c)  Exhibits

                      (99) Schedule 13D, Amendment No. 3, dated
                           September 11, 1995, filed by Harry E.
                           Figgie, Jr., Nancy F. Figgie, Harry E.
                           Figgie III, Mark P. Figgie, Matthew P.
                           Figgie, The Figgie Family Foundation and
                           The Clark-Reliance Corporation.
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                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 FIGGIE INTERNATIONAL INC.


                 By: /s/ L. A. Harthun
                   L. A. Harthun
                   Senior Vice President, General Counsel
                   and Secretary


  Dated: September 26, 1995





































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                            Exhibit Index


  Exhibit

  (99) Schedule 13D, Amendment No. 3, dated September 11, 1995, filed by Harry E. Figgie, Jr., Nancy F. Figgie, Harry E. Figgie III, Mark P. Figgie, Matthew P. Figgie, The Figgie Family Foundation and The Clark-Reliance Corporation.**



  ** Exhibit has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference.








































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